UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/06/2014

GEOSPACE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On March 6, 2014, effective immediately, the Board of Directors of the Company adopted an amended Compensation Committee Charter which is briefly described below.
The amended Compensation Committee Charter is attached as Exhibit 99.1, and may also be viewed at the Company's website at www.geospace.com.
The amended Compensation Committee Charter makes modifications to the procedure for evaluating the performance and determining the compensation of the CEO. It also includes criteria for evaluating the independence of compensation advisors, as well as other non-material changes.

Item 9.01.    Financial Statements and Exhibits

99.1 Compensation Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOSPACE TECHNOLOGIES CORPORATION

Date: March 06, 2014	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Compensation Committee Charter